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                                                                    EXHIBIT 23.4



                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the use in this Registration Statement on Pre-Effective Amendment No. 1 to Form S-1 of Humboldt Bancorp of our report dated March 6, 1998, relating to the financial statements of Global Bancorp and Subsidiary, which appear in such Registration Statement. We also consent to the reference to us under the heading "Experts" in such Registration Statement.


PricewaterhouseCoopers LLP

San Francisco, CA
February 3, 2000